Redeemable Noncontrolling Interests	12 Months Ended
Dec. 31, 2024
Noncontrolling Interest [Abstract]
Redeemable Noncontrolling Interests
15.
REDEEMABLE NONCONTROLLING INTERESTS

One of the Group’s subsidiaries has issued and outstanding preferred shares to third-party investors which may be redeemed by the preferred shareholders at any time after (i) a Qualified IPO of the subsidiary does not occur within 5 years; or (ii) the occurrence of certain events including breach or violation of applicable laws or regulations. The preferred shareholders shall be entitled to receive prior and in preference to any distribution of any of the assets or funds of the Company to the holders of ordinary shares the amount equal to the sum of 100% of the original issuance price for each preferred share, and 8% annual compound interest calculated from the actual payment date of the issuance price for the preferred shares, plus all declared and accrued but unpaid dividends. As the Group does not solely control the redemption event, these preferred shares are accounted for as redeemable noncontrolling interests.

The Group accounts for the changes in accretion to the redemption value in accordance with ASC 480, Distinguishing Liabilities from Equity. The Group elects to use the effective interest method to account for the changes of redemption value over the period from the date of issuance to the earliest redemption date of the noncontrolling interests.

The movement in the carrying value of the redeemable noncontrolling interests is as follows:

	Redeemable noncontrolling interests
	2023	2024	2024
	RMB	RMB	US$
	(in thousands)
Balance at the beginning of the year	107,490	116,090	15,904
Accretion of redeemable noncontrolling interests	8,600	9,315	1,276
Balance at the end of the year	116,090	125,405	17,180